Trade and other payables	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2020	December 31, 2019
Advances received on contracts in progress, between 1 and 5 years	508	414
Derivatives	6,385	3,395
Total non-current other payables	6,893	3,809
Trade payables	27,226	22,737
Accrued expenses	35,321	45,997
Accrued payroll	5,849	3,313
Dividends payable	565	123
Accrued interest	2,959	3,924
Deferred income	13,138	17,783
Other payables	92	333
Derivatives	—	198
Total current trade and other payables	85,150	94,408

The non-current derivatives relate to the interest rate swap derivatives used to hedge the risk related to the fluctuation of the LIBOR rate (see Note 14). The increase is due to a negative mark-to-market on these IRSs at December 31, 2020.

The increase in trade payables is due to a higher number of outstanding invoices mainly related to two time charter agreements for the vessels Marlin Sardinia and Marlin Somerset which were entered into at the end of 2020 and a higher number of outstanding invoices related to bunkers.

The decrease in accrued expenses is mainly due to receiving more invoices upfront related to vessels operated on the spot market.

The decrease in accrued interest is related to the payment schedule of the $340 million facility that was repaid in the course of 2020.

The decrease in deferred income is due to a lower number of vessels on time charter as of December 31, 2020 compared to December 31, 2019.

The current derivative relate to the IRS acquired through the acquisition of Gener8 Maritime Inc. and matured in September 2020 (see Note 14).